EXECUTION COPY


          FIRST SUPPLEMENTAL INDENTURE, dated as of October 26, 2004 (the "First Supplemental Indenture"), between Scottish Re Group Limited, a Cayman Islands exempted company (the "Company"), and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

          WHEREAS, the Company executed and delivered the indenture dated as of November 22, 2002 (the "Indenture") to the Trustee to provide for the issuance of the Company's unsecured 4.50% Senior Convertible Notes Due 2022 (the "Securities");

          WHEREAS, pursuant to Section 11.1 of the Indenture, the Company desires to amend the Indenture to remove the option of the Company, under certain circumstances, to pay in Ordinary Shares, requiring the Company to pay in cash;

          WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture;

          WHEREAS, all requirements necessary to make this First Supplemental Indenture a valid instrument in accordance with its terms have been performed; and

          WHEREAS, the execution and delivery of this First Supplemental Indenture has been duly authorized in all respects.

          NOW THEREFORE, the Company covenants and agrees with the Trustee as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.1     Definition of Terms.

          Unless the context otherwise requires:

          (a) each term defined in the Indenture has the same meaning when used in this First Supplemental Indenture;

          (b) each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

          (c) the singular includes the plural and vice versa; and

          (d) headings are for convenience of reference only and do not affect interpretation.

                                   ARTICLE II
                          GENERAL TERMS AND CONDITIONS

SECTION 2.1 Section 4.1(a) of the Indenture is hereby amended, effective immediately, by adding the following sentence to the end of Section 4.1(a):

                  The Securities to be repurchased on any Repurchase Date shall be paid for in cash.

SECTION 2.2 Section 4.1(b) of the Indenture is hereby amended, effective immediately, by deleting Section 4.1(b) in its entirety and substituting the following in its place:

          (b) No later than 20 days prior to each Repurchase Date, the Company shall mail a written notice of the repurchase right by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Repurchase Notice to be completed by the Holder and shall briefly state, as applicable:

               (i) the date by which the Repurchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the repurchase right;

               (ii) the Repurchase Date;

               (iii) the Repurchase Price;

               (iv) that the Repurchase Price will be paid in cash;

               (v) the name and address of the Paying Agent and the Conversion Agent;

               (vi) the Conversion Rate and any adjustments thereto;

               (vii) that the Securities as to which a Repurchase Notice has been given may be converted if they are otherwise convertible pursuant to Article XII only if the Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

               (viii) that the Securities must be surrendered to the Paying Agent to collect payment;

               (ix) that the Repurchase Price for any Security as to which a Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Repurchase Date and the time of surrender of such Security as described in Section 4.1(b)(viii);

               (x) the procedures the Holder must follow to exercise its put right under this Section 4.1;

               (xi) the conversion rights, if any, of the Securities;

               (xii) the procedures for withdrawing a Repurchase Notice;

               (xiii) that, unless the Company defaults in making payment of such Repurchase Price, interest and Additional Amounts, if any, on Securities surrendered for repurchase by the Company will cease to accrue on and after the Repurchase Date; and

               (xiv) the CUSIP number(s) of the Securities.

          At the Company's request, the Trustee shall give the notice of repurchase right in the Company's name and at the Company's expense; provided, however, that the Company makes


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

such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of repurchase right must be given to the Holders in accordance with this Section 4.1(b); provided, further, that the text of the notice of repurchase right shall be prepared by the Company.

SECTION 2.3 Section 4.1(c) of the Indenture is hereby amended, effective immediately, by deleting Section 4.1(c) in its entirety and substituting the following in its place:

          (c) A Holder may exercise its right specified in Section 4.1(a) upon delivery of a written notice of repurchase (a "Repurchase Notice") to the Paying Agent at any time during the period beginning at 9:00 a.m., New York City time, on the date that is 20 Business Days preceding the relevant Repurchase Date until 5:00 p.m., New York City time, on the Business Day immediately preceding such Repurchase Date, stating:

               (i) the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate Depositary procedures if Certificated Securities have not been issued;

               (ii) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000; and

               (iii) that such Security shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture.

          The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Repurchase Price therefor; provided, however, that such Repurchase Price shall be so paid pursuant to this Section 4.1 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice.

          The Company shall repurchase from the Holder thereof, pursuant to this
Section 4.1, a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

          Any repurchase by the Company contemplated pursuant to the provisions of this Section 4.1 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Repurchase Date and the time of delivery of the Security.

          Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this
Section 4.1(c) shall have the right to withdraw such Repurchase Notice at any applicable time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 4.3.


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

          The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

SECTION 2.4 Section 4.2 of the Indenture is hereby amended, effective immediately, by deleting Section 4.2 in its entirety and substituting the following in its place:

          Section 4.2. Reserved.
                       --------

SECTION 2.5 Section 4.4 of the Indenture is hereby amended, effective immediately, by deleting Section 4.4 in its entirety and substituting the following in its place:

          Prior to 10:00 a.m., New York City time, on the applicable Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Repurchase Price of all the Securities or portions thereof which are to be repurchased as of such Repurchase Date.

          If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., New York City time, on the applicable Repurchase Date, cash sufficient to pay the Repurchase Price of any Securities for which a Repurchase Notice has been tendered and not withdrawn pursuant to Section 4.3, then, on such Repurchase Date, such Securities will cease to be outstanding and interest and Additional Amounts, if any, on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Repurchase Price upon delivery of such Securities).

SECTION 2.6 Section 4.7 of the Indenture is hereby amended, effective immediately, by deleting Section 4.7 in its entirety and substituting the following in its place:

          To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 4.4 exceeds the aggregate Repurchase Price of the Securities or portions thereof which the Company is obligated to repurchase as of the Repurchase Date, then, promptly after the Repurchase Date, the Paying Agent shall return any such excess to the Company.

SECTION 2.7 Section 5.1(a) of the Indenture is hereby amended, effective immediately, by adding the following sentence to the end of Section 5.1(a):

          The Securities to be repurchased on any Change of Control Repurchase Date shall be paid for in cash.

SECTION 2.8 Section 5.1(b) of the Indenture is hereby amended, effective immediately, by deleting Section 5.1(b) in its entirety and substituting the following in its place:

     (b) No later than 30 days after the occurrence of a Change of Control, the Company shall mail a written notice of the Change of Control by first class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form


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

of Change of Control Repurchase Notice to be completed by the Holder and shall briefly state, as applicable:

               (i) the events causing a Change of Control and the date of such Change of Control;

               (ii) that the Holder has a right to require us to repurchase the Holder's Securities;

               (iii) the date by which the Change of Control Repurchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the change of control repurchase right;

               (iv) the Change of Control Repurchase Date;

               (v) the Change of Control Repurchase Price;

               (vi) that the Change of Control Repurchase Price will be paid in cash;

               (vii) the name and address of the Paying Agent and the Conversion Agent;

               (viii) the Conversion Rate and any adjustments thereto;

               (ix) that the Securities as to which a Change of Control Repurchase Notice has been given may be converted if they are otherwise convertible pursuant to Article XII only if the Change of Control Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

               (x) that the Securities must be surrendered to the Paying Agent to collect payment;

               (xi) that the Change of Control Repurchase Price for any Security as to which a Change of Control Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Change of Control Repurchase Date and the time of surrender of such Security as described in 5.1(b)(ix);

               (xii) the procedures the Holder must follow to exercise its put right under this Section 5.1;

               (xiii) the conversion rights, if any, of the Securities;

               (xiv) the procedures for withdrawing a Change of Control Repurchase Notice;

               (xv) that, unless the Company defaults in making payment of such Change of Control Repurchase Price, interest and Additional Amounts, if any, on

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

          Securities surrendered for repurchase by the Company will cease to accrue on and after the Change of Control Repurchase Date; and

               (xvi) the CUSIP number(s) of the Securities.

          At the Company's request, the Trustee shall give the notice of change of control in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of change of control must be given to the Holders in accordance with this Section 5.6(b); provided, further, that the text of the notice of change of control shall be prepared by the Company.

SECTION 2.9 Section 5.1(c) of the Indenture is hereby amended, effective immediately, by deleting Section 5.1(c) in its entirety and substituting the following in its place:

          (c) A Holder may exercise its right specified in Section 5.1(a) upon delivery of a written notice of repurchase (a "Change of Control Repurchase Notice") to the Paying Agent at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Change of Control Repurchase Date, stating:

               (i) the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate depositary procedures if Certificated Securities have not been issued;

               (ii) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be $1,000 or an integral multiple of $1,000; and

               (iii) that such Security shall be repurchased as of the Change of Control Repurchase Date pursuant to the terms and conditions specified in Section 6 of the Securities and in this Indenture.

          The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Change of Control Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Change of Control Repurchase Price therefor; provided, however, that such Change of Control Repurchase Price shall be so paid pursuant to this Section 5.1 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Change of Control Repurchase Notice.

          The Company shall repurchase from the Holder thereof, pursuant to this
Section 5.1, a portion of a Security, so long as the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

          Any repurchase by the Company contemplated pursuant to the provisions of this Section 5.1 shall be consummated by the delivery of the consideration to be received by the


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

Holder promptly following the later of the Change of Control Repurchase Date and the time of delivery of the Security.

          Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Change of Control Repurchase Notice contemplated by this Section 5.1(c) shall have the right to withdraw such Change of Control Repurchase Notice at any time prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the Change of Control Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 5.3.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Change of Control Repurchase Notice or written notice of withdrawal thereof.

SECTION 2.10 Section 5.2 of the Indenture is hereby amended, effective immediately, by deleting Section 5.2 in its entirety and substituting the following in its place:

          Section 5.2. Reserved.
                       --------

SECTION 2.11 Section 5.4 of the Indenture is hereby amended, effective immediately, by deleting Section 5.4 in its entirety and substituting the following in its place:

          Prior to 10:00 a.m., New York City time, on the applicable Change of Control Repurchase Date, the Company shall deposit with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of either of them is acting as the Paying Agent, shall segregate and hold in trust as provided in Section 2.4) an amount of cash (in immediately available funds if deposited on such Business
Day) sufficient to pay the aggregate Change of Control Repurchase Price of all the Securities or portions thereof which are to be repurchased as of such Change of Control Repurchase Date.

          If the Paying Agent holds, in accordance with the terms hereof, at 10:00 a.m., New York City time, on the applicable Change of Control Repurchase Date, cash sufficient to pay the Change of Control Repurchase Price of any Securities for which a Change of Control Repurchase Notice has been tendered and not withdrawn pursuant to Section 5.3, then, on such Change of Control Repurchase Date, such Securities will cease to be outstanding and interest and Additional Amounts, if any, on such Securities will cease to accrue, whether or not such Securities are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Change of Control Repurchase Price upon delivery of such Securities).

SECTION 2.12 Section 5.7 of the Indenture is hereby amended, effective immediately, by deleting Section 5.7 in its entirety and substituting the following in its place:

          To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 5.4 exceeds the aggregate Change of Control Repurchase Price of the Securities or portions thereof which the Company is obligated to repurchase as of the Change of Control Repurchase Date then, promptly after the Change of Control Repurchase Date, the Paying Agent shall return any such excess to the Company.


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

SECTION 2.13 Section 6.1 of the Indenture is hereby amended, effective immediately, by deleting the second paragraph of the section in its entirety and substituting the following in its place:

          Payment of the principal of and interest and Additional Amounts, if any, on the Securities shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

SECTION 2.14 Section 12.13(a) of the Indenture is hereby amended, effective immediately, by deleting Section 12.13(a) in its entirety and substituting the following in its place:

          (a) If a Holder elects to convert all or any portion of a Security into Ordinary Shares pursuant to Section 12.1, the Company may choose to satisfy all or any portion of its conversion obligation (the "Conversion Obligation") in cash; provided, however, that the Company shall be required to satisfy its Conversion Obligation in cash for settlement amounts determined in accordance with this Section 12.13 up to the principal amount of the Securities being converted, plus any accrued and unpaid interest and Additional Amounts, if any. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as a percentage of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following receipt of the Conversion Notice required pursuant to Section 12.2 (such period, the "Cash Settlement Notice Period"). If the Company elects to pay cash for any portion of the Ordinary Shares otherwise issuable to the Holder, the Holder may retract the conversion notice at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (a "Conversion Retraction Period"); no such retraction can be made (and a Conversion Notice shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares (other than cash in lieu of fractional shares). If the Conversion Notice has not been retracted, then settlement (in cash and/or Ordinary Shares) will occur on the Business Day following the final day of the 20 Trading Day period beginning on the day after the final day of the Conversion Retraction Period (the "Cash Settlement Averaging Period"). Settlement amounts will be computed as follows:

               (i) the Company shall deliver to such Holder cash in an amount equal to the product of:

                    (1) a number equal to (x) the aggregate original principal amount of Securities to be converted divided by 1,000, multiplied by (y) the Conversion Rate, and

                    (2) the average Sale Price of the Ordinary Shares during the
               Cash Settlement Averaging Period; and

               (ii) to the extent that amounts computed in accordance with Clause (i) exceed principal plus accrued and unpaid interest and Additional Amounts, if any, the Company may elect to deliver to such Holder in lieu of paying such excess in cash a number of Ordinary Shares equal to (1) the aggregate original principal amount of Securities to be converted divided by 1,000, multiplied by (2) the Conversion Rate, minus


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          (3) the quotient of the cash amount paid pursuant to Clause (i)
          (the "Cash Amount") divided by the average of the Sale Price of the Ordinary Shares over the Cash Settlement Averaging Period.

Notwithstanding the foregoing, a Security in respect of which a Holder has delivered a Repurchase Notice or a Change of Control Repurchase Notice, as the case may be, exercising such Holder's right to require the Company to repurchase such Security may be converted as described in this Section 12.13(a) only if such notice of exercise is withdrawn in accordance with the Section 4.3 or 5.3, as applicable, prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the applicable Repurchase Date or Change of Control Repurchase date, as the case may be.

                                   ARTICLE III
                                  MISCELLANEOUS

SECTION 3.1     Ratification of Indenture.

          The Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided.

SECTION 3.2     Trustee Not Responsible for Recitals.

          The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.

SECTION 3.3     Governing Law.

          This First Supplemental Indenture shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the internal laws of said State.

SECTION 3.4      Separability.

          In case any one or more of the provisions contained in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture, but this First Supplemental Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

SECTION 3.5     Counterparts.

          This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.



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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, on the date or dates indicated in the acknowledgments and as of the day and year first above written.

                                      SCOTTISH RE GROUP LIMITED


                                      By:  /s/ Paul Goldean
                                          -----------------------------------
                                          Name:    Paul Goldean
                                          Title:   Executive Vice President and
                                                   General Counsel

                                      THE BANK OF NEW YORK,
                                      as Trustee


                                      By: /s/ Patricia Phillips-Coward
                                          ----------------------------------
                                          Name:    Patricia Phillips-Coward
                                          Title:   Assistant Vice President



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